Janus Investment Fund
Janus Henderson Global Allocation Fund – Conservative
Janus Henderson Global Allocation Fund – Growth
Janus Henderson Global Allocation Fund – Moderate
Supplement dated September 12, 2025
to Currently Effective Prospectuses
Effective immediately, the prospectuses for Janus Henderson Global Allocation Fund – Conservative, Janus Henderson Global Allocation Fund – Growth, and Janus Henderson Global Allocation Fund – Moderate (the “Funds”) are amended as follows:

1.	Under “Principal Investment Strategies” in the Fund Summary section of each Fund’s prospectuses, the following paragraph is added:
In addition to investing in the underlying funds, the Fund may use derivatives, including forward foreign currency contracts to hedge risks associated with currency exposure. The Fund’s exposure to derivatives will vary.

2.	Under “Principal Investment Risks – Fund-Level Risks” in the Fund Summary section of each Fund’s prospectuses, the following risk factor is added:
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.

3.	Under “Additional Investment Strategies and General Portfolio Policies” in the Additional Information About the Funds section of the Funds’ prospectuses, the following paragraph is added:
Derivatives
The Funds may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. Derivatives can be used for hedging purposes or for non‑hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.

4.	Under “Risks of the Funds” in the Additional Information About the Funds section of the Funds’ prospectuses, the following paragraphs replace the corresponding paragraph in its entirety:
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund or underlying fund to be more volatile than if it had not used leverage.
The Funds may use a variety of currency hedging techniques, including the use of forward foreign currency contracts, to manage currency risk. There is no guarantee that portfolio management’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund or underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.

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Forward Foreign Currency Contract Risk. Forward foreign currency contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.

Please retain this Supplement with your records.

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